                                                        Registration No. 2-67402

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        POST EFFECTIVE AMENDMENT NO. 3
                                  TO FORM S-8
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933


                               OLIN CORPORATION
            (Exact name of registrant as specified in its charter)

                    Virginia                               13-1872319
                    --------                               -----------
          (State or other jurisdiction                  (I.R.S. Employer
        of incorporation or organization)               Identification No.)

               501 Merritt 7, Norwalk, Connecticut            06851
               --------------------------------------------------------
           (Address of Principal Executive Offices)              (Zip Code)


                   1980 STOCK OPTION PLAN FOR KEY EMPLOYEES
                     OF OLIN CORPORATION AND SUBSIDIARIES
                           (Full title of the plan)

                               J.M. Jackson, Jr.
                        Vice President, General Counsel
                                 and Secretary
                               Olin Corporation
                                 501 Merritt 7
                          Norwalk, Connecticut 06851
                    (Name and address of agent for service)

                                 203-750-3126
         (Telephone number, including area code, of agent for service)


                         DEREGISTRATION OF SECURITIES

     The Registrant is filing this Post-Effective Amendment No. 3 to Registration Statement on Form S-8 (Commission File No. 2-67402) to deregister all shares of common stock registered under such Registration Statement which were unissued under the Registrant's 1980 Stock Option Plan For Key Employees of Olin Corporation and Subsidiaries as of the date this Post-Effective Amendment No. 3 is filed.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of East Alton, State of Illinois, on July 27, 2000.

                                             OLIN CORPORATION


                                             By:     /s/ J.M. Jackson, Jr.
                                                     ----------------------
                                                     J.M. Jackson, Jr.
                                             Title:  Vice President, General
                                                     Counsel and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                   Title                               Date
            ---------                   -----                               ----
/s/ Donald W. Griffin               Chairman of the Board, President,        July 27, 2000
---------------------------------   Chief Executive Officer and Director
Donald W. Griffin                   (Principal Executive Officer)


                                    Executive Vice President, Chief
 /s/ Anthony W. Ruggiero            Financial Officer and Director           July 27, 2000
---------------------------------   (Principal Financial Officer)
Anthony W. Ruggiero

/s/ Mitchell E. Daniels, Jr.        Director                                 July 27, 2000
---------------------------------
Mitchell E. Daniels, Jr.

/s/ William W. Higgins              Director                                 July 27, 2000
---------------------------------
William W. Higgins

/s/ Randall W. Larrimore            Director                                 July 27, 2000
---------------------------------
Randall W. Larrimore


Signature                                 Title                                Date
---------                                 -----                                ----

/s/ Stephen F. Page                       Director                          July 27, 2000
---------------------------------
Stephen F. Page

                                          Director                                *
---------------------------------
G. Jackson Ratcliffe, Jr.

/s/ Richard M. Rompala                    Director                          July 27, 2000
---------------------------------
Richard M. Rompala

/s/ Mary E. Gallagher                     Vice President and Controller     July 27, 2000
---------------------------------         (Principal Accounting Officer)
Mary E. Gallagher

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